EXHIBIT 99.1

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					386	71%	3.76%	$0	$12,977	$206,576	$206,404	$200,440
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$481	$481	$481
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$350
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,297	$3,297	$3,297
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$289	$289	$289
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Whispers Taxi Inc ## &	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,026	$2,026	$2,026
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,725	$1,725	$1,726
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,489	$1,489	$1,493
	Junaid Trans Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	1%	4.50%	$0		$1,419	$1,419	$1,419
	Hamilton Transit LLC ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,494	$1,494	$1,401
	Silke Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,495	$1,495	$1,400
	Kaderee M & G Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,488	$1,399
	Daytona Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,488	$1,399
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,386	$1,386	$1,386
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,386	$1,386	$1,386
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,376	$1,376	$1,376
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,376	$1,376	$1,376
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,376	$1,376	$1,376
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,376	$1,376	$1,376
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,376	$1,376	$1,376
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,351	$1,351
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,351	$1,351
	Dayna Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,351	$1,351
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$193	$193	$193
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,340	$1,340	$1,341
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	12/13/16	1	*	4.00%	$0		$1,340	$1,340	$1,340
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,326	$1,326	$1,326
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,326	$1,326	$1,326
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/25/16	1	*	4.00%	$0		$1,321	$1,321	$1,321
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,305	$1,305	$1,304
	Perem Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,260	$1,260	$1,262
	S600 Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,260	$1,260	$1,262
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,243	$1,243	$1,244
	Concourse Cab Corp ## &	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,254	$1,239	$1,240
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,215	$1,215	$1,217
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,213	$1,213	$1,214
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,213	$1,213	$1,214
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,203	$1,203	$1,203
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,192	$1,192	$1,192
	Kos Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,744	$1,191
	Pontios Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,744	$1,191
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,743	$1,743	$1,191
	Sag Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,738	$1,738	$1,191
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,177	$1,177	$1,177
	Flow Taxi Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,133	$1,133	$1,135
	Lil Amandachaka Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,133	$1,133	$1,135
	Ukraine Service Co ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,133	$1,133	$1,135
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$1,079	$1,079	$1,079
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,078	$1,078	$1,078
	Red Army Cab Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,069	$1,060	$1,060	$1,062
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,052	$1,052	$1,052
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,049	$1,049	$1,049
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,039	$1,039	$1,039
	Big Ari Taxi Corp ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,038	$1,038	$1,038
	Bellsky Taxi LLC ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,030	$1,030	$1,030

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$1,002	$1,002	$1,002
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$978	$978	$978
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$961	$961	$963
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$954	$954	$954
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$954	$954	$954
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$954	$954	$954
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/15/18	1	*	3.00%	$0		$943	$943	$943
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0		$913	$913	$914
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$890	$890	$891
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$890	$890	$891
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$890	$890	$891
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$874	$874	$874
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$849	$849	$850
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0		$849	$849	$850
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$849	$849	$849
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$849	$849	$849
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0		$810	$810	$811
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0		$797	$797	$798
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0		$777	$777	$778
	Garcha Randhawa Taxi Corp ## & {Annually-Prime plus 1.00%}	Term Loan	05/31/13	05/30/19	1	*	4.50%	$0		$773	$773	$773
	Gur & Dev Taxi LLC	Term Loan	02/18/14	09/25/18	1	*	2.50%	$0		$772	$772	$773
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$770	$770	$770
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$770	$770	$770
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$770	$770	$770
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/18	1	*	2.50%	$0		$769	$769	$769
	Zus Trading Inc ##	Term Loan	08/09/13	07/27/18	1	*	2.50%	$0		$757	$757	$757
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$755	$755	$755
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$750	$750	$750
	Haroon Sharif ## &	Term Loan	05/21/13	05/18/18	1	*	2.50%	$0		$748	$748	$748
	Ghulam Abbas ##	Term Loan	04/17/13	05/23/18	1	*	2.50%	$0		$743	$743	$743
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$737	$737	$737
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$734	$734	$734
	Gilberto Barrera ## &	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$734	$734	$734
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$721	$721	$721
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$709	$709	$709
	Mandeep Multani & Ravinder Sin ## &	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0		$707	$707	$707
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$707	$707	$707
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$699	$699	$699
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$699	$699	$699
	Atef A Khalil &	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$697	$697	$698
	Ilker Altaygil ## &	Term Loan	07/18/13	06/17/18	1	*	2.50%	$0		$696	$696	$696
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0		$696	$696	$696
	Joseph R Jean ##	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$687	$687	$687
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$676	$676	$678
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$676	$676	$678
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$675	$675	$676
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$675	$675	$676
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$672	$672	$672
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/24/18	1	*	4.00%	$0		$668	$668	$668
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$668	$667	$667
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$661	$661	$662
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$661	$661	$661
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$654	$654	$654
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$646	$646	$648
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$646	$646	$646
	Preslert Louis ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$645	$645	$645
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	4.50%	$0		$644	$644	$644

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	4.50%	$0		$643	$643	$642
	Brunet Lucas ## &	Term Loan	06/06/13	06/06/18	1	*	1.75%	$0		$640	$640	$640
	Shanu Miah ##	Term Loan	06/20/13	06/20/18	1	*	2.50%	$0		$638	$638	$638
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$635	$634	$637
	Alexander Vizueta ##	Term Loan	04/01/14	09/01/17	1	*	2.50%	$0		$636	$636	$636
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$635	$635	$635
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$629	$629	$629
	Joseph L Flovel ## &	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$628	$628	$628
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$627	$627	$628
	Donald Singh ##	Term Loan	10/11/13	10/11/18	1	*	2.50%	$0		$622	$622	$622
	Jordan O Ohene ##	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$619	$619	$619
	Jaswinder Singh/Note A ##	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$610	$604	$604	$606
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$605	$605	$605
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/16/18	1	*	3.00%	$0		$595	$595	$595
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/12/17	1	*	2.50%	$0		$593	$593	$593
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$593	$593	$593
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$587	$587	$588
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$586	$586	$586
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$586	$586	$586
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$584	$584	$584
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$583	$583	$584
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$583	$583	$583
	Marc C Bastien ##	Term Loan	04/11/13	05/24/18	1	*	4.00%	$0		$578	$578	$578
	Anmol Usa LLC ##	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$577	$577	$577
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$568	$568	$569
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$567	$567	$569
	Man Singh ##	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$568	$568	$568
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0	$569	$565	$565	$567
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$563	$563	$565
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$564	$564	$564
	Manuel F Pena ## &	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$562	$562	$562
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$562	$562	$562
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$561	$561	$562
	Sphinx Rc LLC	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0	$558	$557	$557	$559
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0	$558	$556	$556	$558
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$555	$555	$556
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$555	$555	$556
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$554	$554	$554
	Rose And Jean Service LLC ##	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0	$554	$552	$552	$554
	Alexander A Malamud ##	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$552	$552	$552
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$548	$548	$548
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$547	$547	$548
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0		$540	$540	$541
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$538	$538	$538
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$538	$538	$538
	Magloire David ##	Term Loan	07/24/15	08/12/18	1	*	2.50%	$0		$537	$537	$538
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$647	$644	$537
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	4.50%	$0		$537	$537	$537
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$537	$537	$537
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0	$540	$535	$535	$537
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$724	$535
	Joseph Paul Desir ## &	Term Loan	07/28/14	08/30/19	1	*	2.50%	$0		$647	$633	$535
	Ghotra & Ghotra LLC &	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$795	$787	$534
	Amr Aly Shafshak &	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$707	$700	$534
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$644	$644	$534
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$643	$635	$534
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$587	$587	$534
	Erwich Chery &	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$542	$542	$534
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$534
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$779	$533
	Carmay Latendresse ## &	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0		$705	$700	$533
	Samy Baddar ## &	Term Loan	07/18/13	03/07/18	1	*	2.50%	$0		$711	$698	$533
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$657	$533
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$590	$590	$533
	Rafael A Pena ##	Term Loan	09/18/13	08/29/18	1	*	2.00%	$0		$528	$528	$528
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0		$526	$526	$527
	Dominique Ismael ## &	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$524	$525
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$523	$523	$525

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Fernande Paul Cab Corp ## {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	3.50%	$0		$524	$524	$524
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0	$522	$518	$518	$520
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$516	$516	$516
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$515	$515	$516
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$500	$500	$501
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$499	$499	$499
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$498	$498	$498
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/18	1	*	3.00%	$0		$496	$496	$496
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$491	$491	$492
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$474	$474	$474
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0		$472	$472	$473
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$471	$471	$471
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$471	$470
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$470	$470	$470
	Louis A Alphonse ##	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$468	$468	$468
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0	$471	$466	$466	$468
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0	$464	$461	$461	$462
	Eustache Romain ##	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$461	$461	$461
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/18	1	*	3.75%	$0		$461	$461	$461
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$455	$455	$455
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$748	$736	$454
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$453
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$665	$657	$453
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0		$448	$448	$448
	W.B.L.S Taxi Inc ##	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$447	$447	$447
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$444	$444	$444
	Abdullah Zivali ## &	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$436	$436	$436
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$434	$434	$435
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$422	$422	$423
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	04/08/18	1	*	4.50%	$0		$418	$418	$418
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$413	$413	$414
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$410	$410	$410
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$404	$404	$404
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$401	$401	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$398	$398	$398
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$390	$390	$390
	Carlot Dalce ##	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$388	$388	$388
	L&A Tarafdar Taxi Inc {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	4.50%	$0	$380	$379	$379	$381
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$379	$379	$380
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$383	$383	$379
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$379	$379	$379
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$376	$376	$376
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$374	$374	$374
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$373	$373	$373
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$366	$366	$367
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$366	$366	$366
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$364	$364	$364
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$358	$358	$358
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$354	$354	$354
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0		$352	$352	$353
	Serge Bonny ##	Term Loan	03/11/13	03/14/18	1	*	4.50%	$0		$349	$349	$349
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0		$340	$340	$341
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$340	$340	$340
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$336	$336	$337
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$333	$332	$336

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$334	$334	$334
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$327	$327	$328
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$312	$312	$313
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$299	$299	$299
	Birk Cab Corp/Note 1 ## &	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0		$359	$353	$298
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$299	$297	$298
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0		$295	$294	$295
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$289	$289	$290
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$289	$289	$290
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$289	$289	$290
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$289	$289	$290
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$289	$289	$289
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$287	$287	$284
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$287	$287	$284
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$284	$284	$284
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$276	$276	$276
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$272	$272	$272
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$263	$263	$263
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$259	$259	$259
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251	$251
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$247	$247	$247
	Birk Cab Corp/Note 2 ## &	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0		$308	$303	$238
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0	$214	$212	$212	$214
	Ede Service Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Lissade Aurelus ## {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	4.50%	$0		$193	$193	$193
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$193	$193	$193
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Paros Taxi LLC &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$278	$278	$186
	Jackie L Chaiken ##	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0	$183	$182	$182	$184
	Valeri Aminov - Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$177	$177	$178
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$169	$169	$169
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0	$164	$156	$156	$158
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$150	$151
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$142
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$130	$130	$130
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	4.50%	$0		$126	$126	$126
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$126
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0		$125	$125	$126
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	08/15/18	1	*	3.00%	$0		$108	$108	$110
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$103	$103	$103
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$103	$103	$103
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$103	$103	$103
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$103	$103	$103
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$100	$100	$101
	Valeri Aminov - Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$99	$99	$100
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$98	$98	$98
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Jaswinder Singh/Note B	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$84	$84	$84	$86
	United Four Stars LLC/Mbnk &	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0		$80	$80	$82
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$80	$80	$79
	Gni Taxi LLC	Term Loan	06/09/14	05/15/17	1	*	6.50%	$0		$79	$79	$79
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	4.06%	$0		$78	$78	$78
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$78	$78	$78
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$76	$76	$78
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$76	$76	$77
	Bu Taxi LLC/Mbank	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Soho Cab Corp &	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$78	$78	$72
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$66	$66	$67
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$63	$63	$65
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/20/17	1	*	8.58%	$0		$62	$62	$62
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$61	$61	$62
	Y Mommy Taxi Inc/Mbank	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60	$60

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$58	$58	$58
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$57	$57	$57
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$56	$55	$56
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$54	$56
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55	$55
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$54	$55
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$54	$54	$54
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.25%	$0		$51	$51	$51
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48	$49
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$47	$46	$49
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$48	$48	$48
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$46	$46	$48
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$46	$46	$46
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$46	$46	$46
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$46	$46	$46
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46	$46
	Orbit Agami Cab LLC {Annually-Prime minus .375%}	Term Loan	11/05/10	10/01/16	1	*	3.13%	$0		$45	$45	$45
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$44	$44	$44
	Pakt Medallions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$44	$44	$44
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$39	$39	$40
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$37	$38	$38
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$37	$37	$37
	Alexander Vizueta	Term Loan	09/12/16	03/12/20	1	*	5.00%	$0	$33	$33	$33	$35
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$30	$30	$30
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$27	$27	$27
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0	$26	$25	$25	$27
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$26	$26	$26
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$27	$26	$26
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$26	$26	$26
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$21	$21	$22
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$21	$21	$21
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$20	$20	$21
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$19	$19	$21
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$19	$19	$20
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0		$18	$18	$20
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$18	$18	$19
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$17	$17	$17
	Devinder P Singh & Guneet/Mbnk &	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15	$15
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/17/17	1	*	8.66%	$0		$15	$15	$15
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$12	$12	$12
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0		$9	$9	$11
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$9	$9	$9
	Jean M Venord/Mbank	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$9	$9	$9
	Harold Torres ## &	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$6	$6	$7
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$6	$6	$7
	Param Preet Cab Corp/Mbnk &	Term Loan	05/30/14	04/09/17	1	*	6.50%	$0		$89	$82	$6
	Muktar Hussain & K Hussain/Mbn &	Term Loan	05/13/14	05/13/17	1	*	4.48%	$0		$83	$83	$3
	Gagandeep Multani LLC/Mbnk &	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0		$89	$89	$2
	Balwinder Singh/Note B &	Term Loan	03/03/15	03/03/17	1	*	4.00%	$0		$175	$175	$1
	Hanu Manu Taxi Inc/Mbnk &	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0		$86	$82	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Prabhneet Cab Corp/Mbnk &	Term Loan	05/12/14	05/12/17	1	*	4.03%	$0		$81	$81		$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$81	$78	-$	1
	Diin Taxi LLC/Mbnk &	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0		$127	$120	-$	4
Chicago					111	13%	4.57%	$0	$109	$38,562	$38,432		$35,344
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,470	$1,470		$1,470
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,330	$1,330		$1,330
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,254	$1,254		$1,254
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0		$1,186	$1,186		$1,188
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0		$1,186	$1,186		$1,188
	Michael Two Cab Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$972	$972		$972
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$942	$942		$942
	Harriet C Inc ## &	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$878	$878		$878
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$809	$809		$809
	Lmb Taxi V Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$809	$809		$809
	Santorini Five Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$788		$788
	Santorini Four Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$788		$788
	Santorini Six Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$788		$788
	Tribeca Two Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$788		$788
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$777	$777		$777
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$777	$777		$777
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$777	$777		$777
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$777	$777		$777
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$756	$756		$757
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$695	$687		$688
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$665	$665		$664
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$627	$627		$627
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576		$576
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$521	$521		$521
	Kayla Hacking Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$485	$485		$485
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$485	$485		$485
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480		$480
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480		$480
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$471	$471		$471
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$471	$471		$471
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$470	$470		$470
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	5.50%	$0		$442	$442		$442
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$432	$432		$432
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$432	$432		$432
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$430	$430		$431
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$354	$348		$349
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$290	$290		$290
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$289	$289		$289
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288		$288
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$248	$248		$248
	Chicago Seven Inc/Mbnk & {Annually-Prime}	Term Loan	12/29/15	12/29/20	1	*	3.25%	$0		$241	$241		$241
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$391	$378		$234
	Coffee Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$491	$488		$233
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$228	$228		$228
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$219	$219		$220
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$216	$216		$217
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$214	$214		$215
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$211	$211		$212
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$203	$203		$204
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$198		$199
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$198	$198		$198
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$190	$190		$191
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$190		$190
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$181		$182
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$166	$166		$166
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$164	$161		$162
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$149	$149		$149
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$143	$143		$144

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$142	$142	$142
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$140	$140	$140
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$129	$129	$129
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$127	$128
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$124	$124	$125
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$237	$237	$118
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$229	$226	$118
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$225	$118
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$118
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$160	$160	$118
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$226	$117
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$225	$117
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$225	$117
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$225	$225	$117
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$225	$225	$117
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$226	$225	$117
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$223	$117
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$221	$117
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$218	$117
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$211	$117
	C Dortch Inc ## &	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$203	$203	$117
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$188	$187	$116
	Grapevine Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$181	$179	$116
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.25%	$0		$105	$105	$105
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$104	$104	$105
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$103	$103	$104
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$103	$103	$104
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$101	$101	$101
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$99	$99	$100
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$97	$98
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.25%	$0		$95	$96	$96
	Tyrone Henderson	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$80	$80	$81
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$79	$79	$80
	Measho Cab Corp	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0	$79	$78	$78	$80
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$75	$75	$76
	Hudson Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$66	$66	$35
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$35	$35	$35
	Santorini Two Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$54	$49	$32
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$31	$31	$32
	Oia Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$67	$61	$29
	Tribeca Three Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$53	$53	$28
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$26	$26	$27
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$25	$25	$26
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$23	$24	$25
	Stny Taxi Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$46	$22
	Greenwich Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$40	$40	$21
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$18	$18	$19
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$14	$14	$15
	Any Cab Two Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$27	$27	$14
	St Petersburg Taxi LLC &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$27	$27	$14
	Patriot Trans Et Al &	Term Loan	03/17/15	03/31/17	1	*	2.75%	$0		$799	$772	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$20	$20	$20	$2
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$10	$10	$10	$2
Newark					113	8%	5.27%	$0	$314	$23,791	$23,776	$23,809
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,320	$1,320	$1,321
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$690	$690	$690
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$619	$619	$620
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$608	$608	$608
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$554	$554	$555
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$340	$340	$341
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$319	$319	$320
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$312	$312	$313
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$302	$302	$303
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$298	$298	$298
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$288	$288	$288
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$281	$281	$282
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$280	$280	$280
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$279	$279	$280

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$278	$278	$279
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$278	$278	$278
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$277	$277	$277
	Angel Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$276	$276	$275
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/19	1	*	5.25%	$0		$274	$274	$274
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$274	$274	$274
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$274	$274	$274
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$274	$274	$274
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$269	$269	$270
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$281	$268	$260
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$259	$259	$259
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$259	$259	$259
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$254	$254	$254
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$253	$253	$253
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$250	$250	$251
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$246	$246	$246
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$241	$241	$241
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$241	$241	$241
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$241	$241	$241
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$239	$239	$239
	Peter Doe &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$235	$235	$236
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$234	$234	$234
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$233	$233	$234
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$231	$231	$231
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$230	$230	$230
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$229	$229	$230
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$228	$228	$229
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$233	$228	$228
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$225	$225	$225
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$222	$222	$222
	Sonson Taxi Inc ## &	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$220	$220	$220
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$220	$220	$220
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$217	$217	$218
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$215	$215	$215
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$210	$210	$210
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$209	$209	$209
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$209	$209	$209
	Mpaul 596 LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$207	$207	$207
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$206	$206	$206
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$204	$204	$204
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$204	$204	$204
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$204	$204	$204
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0	$206	$203	$203	$204
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$201	$201	$201
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$199	$199	$200
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$195	$195	$196
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$195	$195	$195
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$194	$194	$194
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$193	$193	$193
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$191	$191	$192
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$190	$190	$191
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$187	$187	$187
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$184	$184	$184
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$183	$183	$184
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$183	$183	$183
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$175	$175	$176
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$173	$173	$173
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$170	$170	$171
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$168	$168	$168
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0		$166	$166	$166
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$165	$165	$165
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$159	$159	$160
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$159	$159	$159
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$157	$157	$158
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$153	$153	$152
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$148	$148	$149
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$143	$143	$143
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$140	$140	$141
	534 Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$140	$140	$140
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$131	$131	$132

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$127	$128	$129
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$128	$128	$128
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$123	$125	$125
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$123	$123	$123
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$123	$123	$122
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$118	$118	$118
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$109	$109	$109
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0	$108	$104	$104	$105
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$103	$103	$104
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$96	$96	$98
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$97	$97	$97
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$89	$89	$90
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$87	$87	$87
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$85	$85	$85
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$83	$83	$84
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$82	$82	$82
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$81	$81	$81
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$78	$78	$80
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$78	$78	$78
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$74	$74	$74
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$73	$73	$74
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$73	$73	$74
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$72	$72	$72
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$66	$66	$66
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$47	$47	$48
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$43	$43	$44
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$19	$19	$20
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$7	$7	$7
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$5	$5	$5
Boston					60	8%	4.58%	$0	$1,185	$26,147	$26,010	$23,862
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,294	$1,295
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,354	$1,334	$1,026
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,063	$1,063	$918
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.25%	$0		$871	$871	$871
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$836	$836	$836
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$836	$836	$836
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	05/18/17	1	*	5.00%	$0		$1,069	$1,054	$720
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0		$689	$689	$690
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$812	$812	$683
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$666	$666	$666
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$621
	Oke Auguste Cab Inc ## &	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$600	$600	$600
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$576	$576
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$471	$471	$471
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$453	$453	$453
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$587	$451
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$436	$436	$437
	Ruth Cab Inc &	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$432	$432	$432
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0		$431	$431	$432
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/16	1	*	4.50%	$0		$420	$420	$420
	Jv Taxi Inc	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$419	$419	$419
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$418	$418	$418
	Eldali Transportation Inc &	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$412	$412	$412
	Farb Inc ##	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0	$410	$407	$407	$409
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0	$369	$369	$369	$371
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$366	$366	$368
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$367	$367	$367
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$500	$361
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$361
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$486	$486	$360
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$488	$485	$360
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$485	$483	$360
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$468	$360
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$397	$360
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$489	$486	$359
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$467	$467	$359
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$489	$463	$359
	H And H Taxi Inc ##	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$349	$349	$349
	Promesse Cab Inc	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0	$339	$339	$339	$341

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
		Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$337	$337	$339
		Jesus Denis Cab Inc &	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$324	$324	$324
		Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$304	$304
		Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$300	$300	$300
		Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$294	$294	$294
		Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$275	$275	$276
		Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$267	$268
		Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$265	$265	$265
		Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$244	$244	$244
		Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$243	$243	$243
		Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$157	$157	$157
		Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$156	$156	$156
		Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$63	$63	$63
		Promesse Cab Inc/B Note	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0	$26	$26	$26	$28
		Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0	$21	$21	$21	$23
		Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.50%	$0		$21	$21	$21
		Louine Cab Inc	Term Loan	05/05/16	05/05/20	1	*	5.25%	$0	$20	$19	$19	$21
		Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$17	$17	$19
		Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$17	$17	$19
		Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$9	$9	$9
		Jesus Denis Cab Inc	Term Loan	02/12/15	02/12/17	1	*	5.50%	$0		$2	$2	$2
Cambridge						13	1%	4.47%	$0	$0	$4,447	$4,410	$4,022
		Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$624	$624	$625
		Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$417	$417	$418
		Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$358	$358	$358
		Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$364	$357	$357
		Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$327	$327	$327
		Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$312	$312	$312
		Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$313	$249
		Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$322	$248
		Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$378	$247
		Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$247
		Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$273	$272	$247
		Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$264	$247
		Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$140	$140	$140
Other						11	0%	7.28%	$0	$0	$997	$985	$780
		Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$262	$262	$262
		Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$185	$185	$187
		Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$123	$123	$125
		Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$155	$148	$49
		Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$149	$47
		Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
		Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$33	$34	$34
		Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$15	$15	$15
		Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$14	$14	$14
		Odney Cab Inc/Mbank &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$6	$6	$0
		Durosier Xavier/Mbank &	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$2	$0

Total medallion loans ($237,025 pledged as collateral under borrowing arrangements)						694	103%	4.07%	$0	$14,585	$300,520	$300,017	$288,257

Commercial Loans
Secured mezzanine (20% Minnesota, 13% Ohio, 10% Oklahoma, 8% Delaware, 8% Pennsylvania, 7% North Carolina, 5% Kansas, 5% North Dakota,
4% Massachusetts, 4% Colorado, 4% Illinois, 3% Texas and 9% all other states)(2)
Manufacturing (50% of the total)		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$60	$4,000	$4,060	$4,060	$4,008
		MicroGroup, Inc.	Term Loan	06/29/15	06/29/21	1	1%	12.00%	$44		$3,244	$3,244	$3,244
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$148		$3,148	$3,148	$3,141
		Liberty Paper Products Acquisition LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$19	$3,000	$3,019	$3,019	$3,019
		EGC Operating Company, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$73		$3,002	$3,002	$3,009
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$84		$2,885	$2,885	$2,885
	+	Production Services Associates LLC (d/b/a American Card Services) (interest rate includes PIK interest of 2.00%)	Term Loan	02/17/15	02/17/20	1	1%	16.00%	$86		$2,687	$2,687	$2,669

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
		WRWP, LLC (interest rate includes PIK interest of 5.00%)	Term Loan	12/30/14	12/30/19	1	1%	17.00%	$135		$2,377	$2,377	$2,384
		WRWP, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	01/01/15	01/01/24	1	*	6.00%	$24		$248	$248	$248
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$117		$2,616	$2,616	$2,619
		Tech Cast Holdings, LLC	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,635	$2,635	$2,611
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$163		$1,663	$1,663	$1,662
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,501
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,299
	+	GAF Manufacturing, LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	03/06/14	03/06/19	1	*	14.00%	$0		$635	$635	$510
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/18	1	*	12.00%	$0		$115	$115	$115
Professional, Scientific, and Technical Services (15% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$267		$3,767	$3,767	$3,757
		Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$24	$3,500	$3,524	$3,524	$3,523
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,997
		J. R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$6		$1,617	$1,617	$1,617
Information (11% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,011
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0		$1,750	$1,750	$1,742
		US Internet Corp.	Term Loan	02/05/16	02/11/23	1	*	14.50%	$0	$1,900	$950	$950	$940
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,493
Arts, Entertainment, and Recreation (7% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$2,380		$5,420	$5,420	$5,420
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$95		$3,595	$3,595	$3,592
Administrative and Support Services (4% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/18	1	1%	3.00%	$0		$2,813	$2,813	$2,813
		Staff One, Inc.	Term Loan	09/15/11	03/31/18	1	*	3.00%	$0		$352	$352	$352
Wholesale Trade (4% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0	$2,880	$2,879	$2,879	$2,879
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0		$1,450	$1,450	$1,450
Accommodation and Food Services (1% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$367	$367	$367
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$362	$362	$60
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$525	$525	$53
Retail Trade (1% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$107	$107	$35

Total secured mezzanine (2)						35	26%	13.55%	$3,725	$15,280	$73,502	$73,502	$72,415

Other secured commercial (44% New York, 35% North Carolina, 18% New Jersey and 3% all other states)
Retail Trade (56% of the total)		Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	1%	12.00%	$2,604		$2,968	$2,968	$2,968
		La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$628	$628	$629
		Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$449	$449	$448
		A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$289	$289	$286
		Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$211	$211	$209
		Bashir Bagels & Supermarket I &	Term Loan	05/03/16	05/03/21	1	*	7.00%	$0	$175	$175	$175	$152
		Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$196	$194	$143
		Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$54	$54	$53
		Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$62	$27
Arts, Entertainment, and Recreation (35% of the total)		Rpac Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	06/22/16	10/31/16	1	1%	8.00%	$34	$2,000	$2,034	$2,034	$2,034
		Rpac Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	09/14/16	10/31/16	1	*	8.00%	$0	$1,000	$1,000	$1,000	$1,001

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)		Fair Value
Accommodation and Food Services (5% of the total)		El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$255		$248	$186
		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$171		$171	$170
		El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$278		$196	$121
Transportation and Warehousing (2% of the total)		Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$80		$80	$81
		Patriot Trans Inc &	Term Loan	09/19/14	03/31/17	1	*	4.00%	$0		$188		$182	$66
Real Estate and Rental and Leasing (1% of the total)		Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$75		$72	$63
Health Care and Social Assistance (1% of the total)		Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$57		$57	$58

Total Other Commercial Loans (2)						18	3%	9.25%	$2,638	$3,175	$9,188		$9,070	$8,695

Total commercial loans (2)						53	0	13.07%	$6,363	$18,455	$82,690		$82,572	$81,110

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1	69%	4.01%	$0				$149,753	$193,853
NASCAR Race Team		Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	0.00%	$0				$2,820	$4,269
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	2%	0.00%	$0				$884	$6,026
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0				$619	$619
Professional Sports Team		LAX Group LLC	45.74% of membership interests	05/23/12	None	1	1%	0.00%	$0				$580	$3,331

Investment in Medallion Bank and other controlled subsidiaries, net						5	74%	3.88%	$0	$0	$0		$154,656	$208,098

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			-$	367	$1,264
Real Estate Investment		CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.70%	$0				$548	$61
Loan Servicing		Credify	166,667 shares of Series A-1 preferred stock	09/30/16	None		*	0.00%	$0	$250			$250	$250
Appliance Recycler #		Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0				$0	$430
Employee Leasing Services		Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0				$472	$1,172
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0				$104	$104
Machinery Manufacturer		Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0				$318	$318
Gift card service & marketing	+	Production Services Associates d/b/a American Card Services	5.65% of LLC units	02/17/15	None	1	*	0.00%	$0				$250	$1,379
Stuffed Toy Manufacturer		AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0				$300	$300
Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0				$250	$250
Investment Castings		Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0				$300	$300
Marketing Services		Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0				$200	$200
		Portu-Sunberg Marketing LLC	Warrant for 3.53% of the outstanding stock	12/31/12 to 7/24/15	7/24/20 to 7/31/20	1	*	0.00%	$0				$50	$50
Machine Shop		MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0				$300	$300
Manufacture Space Heaters, etc.		Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0				$135	$135

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Weather Forecasting Services		Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500
Hand Tool Manufacturer		Stride Tool Holdings, LLC	7.14% of Series A-2 LLC units	04/05/16	None	1	*	0.00%	$0	$500		$500	$500
Envirnomental Consulting Services		Northern Technologies, LLC	7.7% of LLC units	01/29/16	None	1	*	0.00%	$0	$300		$300	$300
Paper Tapes Manufacturer		Liberty Paper Products Acquisition, LLC	100% of Series A preferred LLC units - 12% total	06/09/16	None	1	*	0.00%	$0	$350		$350	$350
Food Manufacturer		PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Box Manufacturer		Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0			$0	$0
Shelving Manufacturer		Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Engineering Design Service	+	DPIS Acquisition LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Manufacturer of Pipe Fittings		GAF Acquisition LLC	Warrant for 2,041 shares of LLC units	03/06/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Surgical Supplies Manufacturer	+	Respiratory Technologies, Inc.	Warrant for 38,000 Common shares	04/25/12	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Precision Investment Casting (Foundry)	+	Waltek Acquisitions, Inc.	Warrants for 323 shares of Common Stock	3/31/06 and 1/29/10	5th anniversary of note paid in full	2	*	0.00%	$0			$0	$0
Hobbyists’ Supplies Merch. Wholesale	+	Classic Brand, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0			$0	$0

Equity investments, net						28	3%	0.66%		$1,400	$0	$4,760	$8,163

Investment securities
Investment securities, net						0	0%		$0	$0	$0	$0	$0

Net Investments ($235,025 pledged as collateral under borrowing arrangements) (3)						780	209%	5.36%	$6,363	$34,440	$383,210	$542,005	$585,628

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,363 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 209%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $124,296, $14,880 and $109,416, respectively. The tax cost of investments was $476,212.
(5)	For revolving lines of credit the amount shown is the cost at September 30, 2016.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 41% and up to 35% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at Septemer 30, 2016.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					391	77%	3.72%	$0	$25,051	$213,374	$213,356	$213,278
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$903	$903	$903
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$351
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,376	$3,376	$3,374
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,046	$2,046	$2,045
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,760	$1,760	$1,763
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,754	$1,754	$1,755
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,753	$1,753	$1,754
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,505
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Christian Cab Corp	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,490	$1,490	$1,490
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,467	$1,467	$1,466
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,446	$1,446	$1,445
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,425
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,424
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,366	$1,366	$1,368
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,365	$1,365	$1,365
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Sonu-Seema Corp ##	Term Loan	12/07/12	03/30/16	1	*	3.75%	$0		$1,344	$1,344	$1,343
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0	$1,327	$1,325	$1,325	$1,324
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,268	$1,268	$1,271
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,268	$1,268	$1,269
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,229	$1,229	$1,229
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0	$1,215	$1,215	$1,215	$1,216
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,203	$1,203	$1,203
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,200	$1,200
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,111	$1,111	$1,111
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,100	$1,100	$1,100
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,082	$1,082	$1,081
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,077	$1,077	$1,076
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,063	$1,063	$1,063
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,063	$1,063	$1,063
	Bellsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,055	$1,055	$1,055
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,052	$1,052
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,031	$1,031	$1,030
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$991	$991	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$987	$987	$986
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$962	$962	$963
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$932	$928	$928	$929
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$895	$895	$894
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$866	$866	$867
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$867	$863	$863	$865
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$828	$824	$824	$826
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$814	$810	$810	$812
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$795	$795	$797
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$794	$790	$790	$792
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$784	$785
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$784	$784	$785
	Gur & Dev Taxi LLC	Term Loan	02/18/14	06/25/17	1	*	4.00%	$0		$782	$782	$784
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$780	$780	$780
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$773	$773	$774
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$765	$765	$764
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$759	$759	$759
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$759	$759	$759
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$758	$758	$758
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0		$748	$748	$748
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$746	$746	$746
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$743	$743	$744
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$739	$739	$739
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$729	$729	$730
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$729	$730
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$722	$722	$722
	New Express Cab Corp ## &	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0	$734	$722	$722	$722
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$721	$721	$722
	Mandeep Multani & Ravinder Sin ## &	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0		$718	$718	$719
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$713	$713	$714
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$713	$713	$712
	Samy Baddar ## &	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$711	$711	$711
	Amr Aly Shafshak	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$708	$708	$708
	Carmay Latendresse ## &	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0		$707	$707	$707
	Atef A Khalil	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$705	$705	$706
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$703	$703	$703
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$698	$698	$698
	Jaswinder Singh ## &	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$696	$696	$696
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$685	$685	$687
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$686	$686	$687
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$683	$683	$684
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$679	$679	$679
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0		$677	$677	$678
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$674	$674	$674
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$668	$668	$669
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$668	$668	$668

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr & Rina Taxi Inc	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$667
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$666	$667
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$661	$661	$662
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$660	$660	$660
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0	$658	$658	$658	$659
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$656	$656	$656
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$656	$656	$656
	Rousseau Ductan &	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$661	$655	$656
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$648	$648	$652
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$651	$651	$651
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$648	$648	$649
	Gbcab LLC ##	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0	$652	$647	$647	$649
	Joseph Paul Desir ## &	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0		$647	$647	$648
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$647	$647	$647
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$644	$644	$645
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$643	$643	$644
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0		$642	$642	$643
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$641	$641
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$638	$638	$640
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$644	$638	$638	$640
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$630	$630	$631
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$626	$626	$626
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$618	$618	$619
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$611	$611	$612
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$607	$607	$607
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$604	$604	$605
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$599	$599	$600
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$597	$597	$597
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$596	$596	$597
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$596	$596	$597
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$596	$596	$596
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$596	$596	$596
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$594	$594	$594
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$593	$593	$593
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$593	$593	$593
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$589	$589	$589
	Guivarch Thimothe	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$588	$588	$588
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$587	$587	$587
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$579	$579	$580
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$574	$574	$575
	Turgut Duman ##	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0	$574	$574	$574	$575
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$574	$574	$574
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$574	$574	$574
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0	$573	$573	$573	$574
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$569	$569	$570
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568	$568
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$566	$566	$567
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	01/16/16	1	*	4.25%	$0		$563	$563	$563
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$560	$560	$560
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$557	$557	$557
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0	$558	$555	$555	$556
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0	$554	$551	$551	$552
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$550	$550	$551
	Erwich Chery	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$547	$547	$548
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$547	$547	$547
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Magloire David ## &	Term Loan	07/24/15	07/24/17	1	*	4.50%	$0	$542	$540	$540	$542
	Dani Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541	$541
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0	$538	$535	$535	$536
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0	$535	$534	$534	$535
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$534
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$532	$532	$533
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$531	$532
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$529	$529	$529
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$527	$527	$528

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$529	$526	$526
	Travis R Bazile & Jean Exinvil ## &	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0	$524	$524	$524	$525
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$515	$515	$515
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0	$512	$510	$510	$511
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$508	$508	$508
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$508	$508	$508
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0	$503	$501	$501	$502
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0	$488	$484	$484	$485
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$485	$485	$485
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$484	$484	$485
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$483	$483	$484
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$483	$482
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$474	$474	$474
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$473	$473	$473
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$470	$470	$470
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$465	$465	$465
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$464	$464	$464
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$464	$464	$464
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0	$473	$462	$462	$462
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$457	$457	$458
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450	$450
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$445	$445	$446
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$443	$443	$443
	Abdullah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$440	$440	$440
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0	$443	$439	$439	$440
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$433	$433	$434
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$427	$427	$427
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$423	$423	$423
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$421	$421	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$413	$413	$414
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$410	$410	$410
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0	$412	$409	$409	$410
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$408	$408	$408
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$399	$399	$399
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$396	$396	$396
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$389	$389	$389
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$387	$387	$388
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$386	$386	$386
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$380	$380	$382
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$381	$381	$381
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$377	$377	$377
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$374	$374	$374
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$368	$368	$371
	Birk Cab Corp/Note 1 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$374	$367	$367	$368
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0	$375	$365	$365	$367
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$365	$365	$366
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0	$388	$364	$364	$365
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$364	$364	$364
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$357	$357	$357
	Tarafdar Abul & Tarafdar Luthf &	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$353	$353	$353
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0	$356	$349	$349	$351
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$350	$350	$350
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$347	$347	$347
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$342	$342	$343

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$319	$319	$320
	Birk Cab Corp/Note 2 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$321	$315	$315	$316
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$305
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$304
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0	$308	$302	$302	$303
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$300	$300	$300
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$284	$284	$284
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$282	$282	$283
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$278	$278	$278
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$276	$276	$277
	Platform Taxi Service/MBNK	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$266	$266	$266
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$257	$257	$257
	Kesef Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$215	$215	$215
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$197	$197	$197
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$185	$185
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$188	$181	$181	$182
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$178	$178	$178
	Balwinder Singh/Note B	Term Loan	03/03/15	03/03/17	1	*	8.00%	$0	$175	$175	$175	$176
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$164	$164	$164
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$145	$145	$145
	Jo & Dimi LLC	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0	$160	$140	$140	$142
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$128	$128	$130
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$130	$130	$130
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0	$125	$125	$125	$127
	Sofi Hacking Corp	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0	$125	$125	$125	$127
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$112	$112	$112
	Sunu Miah And M Jahangi/MBNK	Term Loan	05/12/14	05/12/17	1	*	4.01%	$0		$108	$108	$112
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$107	$107	$107
	Jeffrey Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Mama Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Papa Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Tlg Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$105	$102	$102	$103
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$97	$97	$96
	D&P Baidwan LLC/MBNK	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Hanu Manu Taxi Inc/MBNK	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0		$86	$86	$86
	Muktar Hussain & K Hussain/MBNK &	Term Loan	05/13/14	05/13/17	1	*	4.48%	$0		$83	$83	$86
	United Four Stars LLC/MBNK	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0		$81	$81	$85
	Pj Moe LLC/MBNK	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$77	$77	$81
	Prabhneet Cab Corp/MBNK &	Term Loan	05/12/14	05/12/17	1	*	4.03%	$0		$81	$81	$81
	Ramdas 4 Taxi LLC/MBNK	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0		$81	$81	$81
	Arjun & Simran LLC/MBNK	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$80	$80	$80
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0		$80	$80	$80
	Kero Taxi Corp/MBNK	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$78	$78	$80
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$79	$79	$80
	Hargobind Taxi LLC/MBNK	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0		$78	$78	$78
	Bu Taxi LLC/MBNK	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0	$80	$72	$72	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$67	$67	$68
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$66	$66	$67
	William G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$64	$64	$64
	Davinder Singh/MBNK	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0		$63	$63	$63
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$60	$60	$61
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$60	$60	$60

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Y Mommy Taxi Inc/MBNK	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60		$60
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$59	$59		$59
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$58
	Appoint Cab Corp/MBNK	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$56	$56		$57
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$57	$57		$57
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$56
	Y Daddy Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55		$55
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0		$53	$53		$54
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$48	$48		$52
	Rrc Express Corp/MBNK	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$47	$47		$51
	Salih Boncukcu/MBNK	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48		$50
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$48	$48		$48
	Jagjit Singh/MBNK	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$47	$47		$47
	Nirvair Trans LLC/MBNK	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$47	$47		$47
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$46	$46		$47
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47		$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46		$46
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$45	$45		$45
	Bella Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$44	$44		$44
	Pakt Medallions LLC/MBNK	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$44	$44		$44
	Hshmul Taxi LLC/MBNK	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$38	$38		$38
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38		$38
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$38	$38		$38
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$31	$31		$31
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$31		$31
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	N&A Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	S&M Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$29	$29		$30
	Y Meir Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Michal Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mati Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$28	$28		$28
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$25	$25		$27
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$24	$24		$26
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0	$29	$24	$24		$26
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0	$25	$24	$24		$26
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$26		$26
	Barth Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Brandon Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Dominique Ismael	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0	$25	$23	$23		$25
	Munir Ahmed Sahi	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$22	$21	$21		$23
	Mry Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Opera Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Ronen Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Mohammed Abdu & H Hedru/MBNK	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$16	$16		$17
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$17		$17
	Yegal Express Cab Co/MBNK	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$16	$16		$17
	Devinder P Singh & Guneet/MBNK	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15		$15
	Surlak Taxi LLC/MBNK	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0		$15	$15		$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0	$10	$10	$10		$12
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0	$10	$10	$10		$12
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$10	$10		$11
	Jean M Venord/MBNK	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$10	$10		$10
	Param Preet Cab Corp/MBNK &	Term Loan	05/30/14	04/09/17	1	*	6.50%	$0		$89	$83		$6
	Gagandeep Multani LLC/MBNK &	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0		$89	$89		$2
	Nestor R Trivino	Term Loan	02/22/12	03/31/16	1	*	10.00%	$0		$1	$1		$1
	Sonia M Trivino	Term Loan	02/22/12	03/30/16	1	*	10.00%	$0		$1	$1		$1
	Diin Taxi LLC/MBNK &	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0		$127	$124	-$	3

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					112	14%	4.87%	$0	$4,656	$39,412	$39,406	$39,260
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,517	$1,517	$1,516
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,342	$1,342	$1,342
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,288	$1,288	$1,288
	Blue Eyes Cab Corp ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Lucky Seven Chicago One Inc ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$991	$991	$990
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$965	$965	$964
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$882	$882	$882
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$789	$789	$789
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0	$756	$756	$756	$757
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$699	$699	$700
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$694	$694	$692
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$644	$644	$644
	Patriot Trans Et Al &	Term Loan	03/17/15	02/19/18	1	*	12.00%	$0	$800	$800	$800	$586
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$577
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$535	$535	$535
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$493	$493	$493
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$484	$484	$484
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$483	$483	$483
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$482	$482	$482
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$453	$453	$453
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$445	$445	$445
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$444	$444	$445
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$444	$444	$444
	Taxi For Less Inc &	Term Loan	09/19/14	02/15/18	1	*	4.25%	$0		$395	$395	$396
	Myrtos Cab Corp	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0	$370	$361	$361	$363
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$298	$298	$298
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$296	$296	$296
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$289
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$254	$254	$254
	Chicago Seven Inc/MBNK &	Term Loan	07/19/12	10/19/15	1	*	7.25%	$0		$244	$244	$244
	Karbala Express Inc ##	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$236	$236	$237
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$233	$233	$234
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0	$245	$231	$231	$232
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$228	$229
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$228	$229
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$228	$228	$229
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$227	$228
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$227	$227	$228
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$227	$227	$228
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$226	$227
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$226	$226	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$224	$224	$225
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$224	$225
	Annabelle Cab Corporation ##	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$223
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$221	$221	$222
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$224	$218	$219
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$215	$215	$216
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$208	$208	$209
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$205	$205	$206
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$204	$205
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$204	$204	$204

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$195	$195	$196
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$192	$193
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$189	$189	$189
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$184	$184	$184
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$182	$183
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$170	$170	$171
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$165	$165	$166
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$162	$162	$163
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$154	$154	$155
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$147	$147	$148
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$146	$146	$146
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$145	$145	$145
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$133	$133	$133
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$128	$129
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$126	$126	$127
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$117	$117	$117
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$110	$110	$110
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$109	$109	$109
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$108	$108	$109
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$106	$106	$108
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$105	$105	$106
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$101	$101	$103
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$101	$101	$101
	Moses J Frank	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$100	$101
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$83	$83	$84
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0		$83	$83	$84
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$82	$82	$82
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$81	$81	$82
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$64	$64	$65
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$64	$64	$65
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$52	$52	$53
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$46	$46	$46
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$38	$38	$39
	Top Cab Corp	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0	$44	$36	$36	$37
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0	$41	$35	$35	$37
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$28	$28	$30
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$28	$28	$29
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$26	$26	$27
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$24	$24	$26
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$25	$25	$26
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$20	$20	$21
Newark					115	9%	5.26%	$0	$1,749	$24,585	$24,585	$24,654
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,344	$1,344	$1,344
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$704	$704	$704
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$631	$631	$632
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$618	$618	$619
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$564	$564	$565
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$348	$348	$349
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$328	$328	$329
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$317	$317	$318
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$308	$308	$309
	Mr. Milicent & Sons, LLC	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$305	$305	$306
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$295	$295	$296
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$289	$289	$290
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$285	$285	$286
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$283	$283	$284
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$283	$283	$284
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$283	$283	$284
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$282	$282	$283
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$282	$282	$283
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$279	$279	$278
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$276	$276	$277
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$276	$276	$276
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$267	$267	$268
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$262	$262	$263
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$261	$261	$261
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$261	$261	$261
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$258	$258	$259
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$253	$253	$254
	Philippe Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$250	$250	$249
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$248	$248	$248
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0	$250	$247	$247	$247
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0	$250	$245	$245	$245
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$240	$240	$242
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$240	$240	$240
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$239	$239	$240
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$238	$238	$239
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$238	$238	$238
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$238	$238	$238
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$235	$235	$236
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$235	$235	$236
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$234	$234	$235
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$231	$231	$232
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$226	$226	$226
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$225	$225	$226
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0	$223	$223	$223	$224
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$222	$222	$223
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$217	$217	$218
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$215	$215	$215
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$215	$215	$215
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$213	$213	$214
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$212	$212	$212
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$210	$210	$211
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0	$215	$208	$208	$208
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$206	$206	$207
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$207	$207	$207
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$204	$204	$205
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$203	$203	$204
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$200	$200	$201
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$200	$200	$199
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$196	$196	$198
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$198	$198	$198
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0	$195	$191	$191	$192
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$188	$188	$189
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$189	$189	$189
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$186	$186	$186
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$182	$182	$183
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$179	$179	$179
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$174	$174	$175
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$173	$173	$173
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$173	$173	$173
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0	$174	$171	$171	$172
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$166	$166	$167
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$165	$165	$165
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$163	$163	$164
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$157	$157	$156
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0	$155	$154	$154	$154
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$150	$150	$151
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$144	$144	$145
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$142	$142	$142
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$136	$136	$137
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$136	$136	$137
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$136	$136	$136
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$133	$133	$134

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$129	$129	$130
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$129	$129	$129
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$124	$124	$125
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$117	$117	$118
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$117	$117	$117
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$110	$110	$112
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$104	$104	$104
	Don Taxi Inc/MBNK	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$99	$99	$99
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0	$112	$98	$98	$98
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$95	$95	$95
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$94	$94	$94
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$93	$93	$94
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0	$94	$92	$92	$93
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$90	$90	$92
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$89	$89	$90
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$81	$81	$81
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$78	$78	$80
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0	$81	$77	$77	$78
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$76	$76	$77
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$75	$75	$75
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$70	$70	$71
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$53	$53	$54
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$45	$45	$46
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$24	$24	$26
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$24	$24	$24
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$23	$23	$24
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$17	$17	$17
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$9	$9	$9

Boston					56	9%	4.63%	$0	$3,268	$26,471	$26,436	$25,883
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$819	$819	$820
	Chiso Trans Inc &	Term Loan	04/20/12	04/20/18	1	*	5.50%	$0		$581	$581	$581
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,294	$1,296
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,379	$1,379	$1,228
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,113	$1,113	$1,114
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	05/18/17	1	*	5.00%	$0	$1,069	$1,069	$1,069	$1,071
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$890	$890	$890
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0	$705	$700	$700	$701
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$688	$688	$689
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$621
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$605	$605	$606
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$576	$576
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.25%	$0		$490	$490	$491
	Saint Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$489	$489	$489
	God-Will Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$487	$487	$488
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$485	$485	$485
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$478	$479
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$478	$478	$479
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$465	$465	$465
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$600	$463
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$442	$442	$443
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$442	$442	$443
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0	$445	$438	$438	$440
	Farb Inc ## &	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$524	$517	$437
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/16	1	*	4.50%	$0		$428	$428	$429
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$427	$427	$427
	Jv Taxi Inc &	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0		$425	$425	$426
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$422	$422	$422
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$515	$411
	Djbell Love Inc ##	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$399	$399
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$378	$378	$379
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$375	$373	$373	$375
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$372

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$358	$358	$359
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0	$340	$337	$337	$339
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$325	$325	$325
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$309	$309	$309
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$304	$304
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$303	$303	$303
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0	$280	$278	$278	$280
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$274	$274	$275
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$273	$273	$273
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$265	$265	$265
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$248	$248	$248
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$162	$162	$162
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$161	$161	$161
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$67	$67	$67
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$26	$26	$26
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0	$26	$22	$22	$24
	Benito & Roseline Cab Inc	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$17	$17	$17	$19
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$13	$13	$13
	Jesus Denis Cab Inc	Term Loan	02/12/15	02/12/17	1	*	5.50%	$0	$11	$7	$7	$8
Cambridge					14	2%	4.64%	$0	$2,414	$6,624	$6,607	$4,287
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$635	$635	$636
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$421	$421	$422
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$363	$363	$363
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$362	$362	$362
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$337	$337	$337
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$326
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$316	$316	$316
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$314	$286
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$388	$276
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$324	$322	$276
	Marcia And Everton Cab Inc	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0	$274	$274	$274	$275
	Walger Inc	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$266	$266
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$143	$143	$144
	Gcf Taxi Inc, Et Al &	Term Loan	03/25/15	03/25/18	1	*	5.00%	$0	$2,140	$2,140	$2,140	$2

Other					11	0%	7.27%	$0	$320	$1,045	$1,043	$1,046
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$267	$267	$268
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$192	$188	$188	$190
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$156	$154	$156
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$155	$155
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$128	$126	$126	$128
	Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$57	$57	$57
	Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$50	$50	$49
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$22	$22	$22
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$16	$16	$17
	Durosier Xavier/MBNK &	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$2	$3
	Odney Cab Inc/MBNK &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$6	$6	$1

Total medallion loans ($238,103 pledged as collateral under borrowing arrangements)					699	111%	4.09%	$0	$37,458	$311,511	$311,433	$308,408

Commercial Loans
Secured mezzanine (23% Minnesota, 10% Oklahoma, 8% Pennsylvania, 8% Ohio, 8% North Carolina, 5% Kansas, 5% New York,
5% Massachusetts, 5% Rhode Island, 4% Wisconsin, 4% Illinois, 4% Deleware, 4% Michigan, 3% Texas and 4% all other states)(2)
Manufacturing (51% of the total)	MicroGroup, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/29/15	06/29/20	1	1%	14.00%	$33	$3,200	$3,233	$3,233	$3,233
	AA Plush Holdings, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$85		$3,085	$3,085	$3,075
	EGC Operating Company, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$15		$2,945	$2,945	$2,954
	Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$20	$2,800	$2,820	$2,820	$2,820
	Tech Cast Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,690	$2,690	$2,661

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	+	Production Services Associates LLC (d/b/a American Card Services) (interest rate includes PIK interest of 2.00%)	Term Loan	02/17/15	02/17/20	1	1%	16.00%	$46	$2,600	$2,646	$2,646	$2,624
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$73		$2,573	$2,573	$2,577
		WRWP, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$70		$2,311	$2,311	$2,319
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.50%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$241		$2,066	$2,066	$2,066
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$77		$1,577	$1,577	$1,575
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$56		$1,556	$1,556	$1,562
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,503
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,296
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050	$1,050
	+	Storflex Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,000	$1,004
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$821	$821	$821
Professional, Scientific, and Technical Services (12% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$18	$3,500	$3,517	$3,517	$3,505
		JR Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$12	$2,800	$2,273	$2,273	$2,273
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,997
Information (11% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,013
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0	$1,750	$1,750	$1,750	$1,741
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,490
Arts, Entertainment, and Recreation (8% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$1,994		$5,033	$5,033	$5,033
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$14	$3,500	$3,514	$3,514	$3,511
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/17	1	1%	3.00%	$0		$2,931	$2,931	$2,931
		Staff One, Inc.	Term Loan	09/15/11	03/31/17	1	*	3.00%	$0		$369	$369	$369
Wholesale Trade (5% of the total)		Fit & Fresh, Inc (interest rate includes PIK interest of 2.00%)	Term Loan	03/02/15	03/02/20	1	1%	14.00%	$51	$3,000	$3,051	$3,051	$3,057
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0	$2,200	$1,450	$1,450	$1,450
Accommodation and Food Services (1% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$422	$422	$422
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$556	$556	$60
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$696	$696	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$224	$224	$36

Total secured mezzanine (2)						33	24%	13.59%	$2,805	$25,350	$67,849	$67,849	$66,471

Asset-based (43% New Jersey, 34% New York, 13% Florida, 7% Virginia and 3% all other states)
Wholesale Trade (24% of the total)		Independent Metal Sales, Inc. {Daily-Prime + 3%}	Revolving line of credit	07/21/15	07/21/16	1	*	6.25%	$0	$263	$354	$354	$402
		Pride of Neptune, Inc. ## {Daily-Prime + 1.5%}	Revolving line of credit	01/14/02	01/14/16	1	*	4.75%	$0		$199	$199	$196
		Capitalsea, LLC ## {Daily-Prime + 0.75%}	Revolving line of credit	11/07/05	11/07/16	1	*	4.00%	$0		$168	$168	$148
		Cuisine Innovations Unltd, LLC {Daily-Prime + 3%}	Revolving line of credit	07/07/15	07/07/16	1	*	6.25%	$0	$162	$76	$76	$78
		Benco Inc. {Daily-Prime + 2.5%}	Revolving line of credit	11/06/13	11/06/16	1	*	5.75%	$0		$43	$43	$39
		A.E. Seafood Distributors Inc d/b/a Oceanline Seafood {Daily-Prime + 3.25%}	Revolving line of credit	06/30/14	06/30/16	1	*	6.50%	$0		$24	$24	$23

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Snow Shoe Refractories, LLC {Daily-Prime + 2.75%}	Revolving line of credit	11/30/11	11/30/16	1	*	6.00%	$0		$13	$13		$6
	Two Cousins Fish Market, Inc. {Daily-Prime + 2%}	Revolving line of credit	01/23/99	01/23/16	1	*	5.25%	$0		$2	$2		$2
	Newburg Egg Corp. ## {Daily-Prime + 2%}	Revolving line of credit	03/16/99	03/16/16	1	*	5.25%	$0		$1	$1		$1
Retail Trade (17% of the total)	The Dependable Food Corp. ## {Daily-Prime + 1.5%}	Revolving line of credit	10/19/98	10/19/16	1	*	4.75%	$0		$444	$444		$437
	Cyrus R. Fox, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	08/31/06	08/31/16	1	*	5.75%	$0		$184	$184		$173
	Colt, Inc. {Daily-Prime + 4%}	Revolving line of credit	10/12/04	10/12/16	1	*	7.25%	$0		$21	$21		$20
Transportation and Warehousing (14% of the total)	Fleet Radio Dispatch Corp. ## {Daily-Prime + 2.75%}	Revolving line of credit	12/31/01	12/31/16	1	*	6.00%	$0		$506	$506		$499
Professional, Scientific, and Technical Services (11% of the total)	Victory Marketing Agency LLC {Daily-Prime + 3.5%}	Revolving line of credit	12/22/14	12/22/16	1	*	6.75%	$0		$408	$408		$408
Construction (9% of the total)	Triple A. Supplies, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	07/20/99	07/20/16	1	*	5.75%	$0		$354	$354		$349
Health Care and Social Assistance (7% of the total)	Mrs. Mary’s Place HCS Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	10/02/07	10/02/16	1	*	5.75%	$0		$255	$255		$238
	Heart to Heart Health Care {Daily-Prime + 2.25%}	Revolving line of credit	11/09/12	11/09/16	1	*	5.50%	$0		$39	$39		$35
Finance and Insurance (7% of the total)	Special Financing Company, LLC {Daily-Prime + 3.75%}	Revolving line of credit	08/26/15	08/26/16	1	*	7.00%	$0	$95	$250	$250		$242
Manufacturing (6% of the total)	Fine Line Graphics, Inc. {Daily-Prime + 3.25%}	Revolving line of credit	11/29/05	11/29/16	1	*	6.50%	$0		$77	$77		$66
	Knight Dental Group {Daily-Prime + 3%}	Revolving line of credit	11/10/15	11/10/16	1	*	6.25%	$0	$53	$61	$61		$61
	Absecon Mills, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$47	$47		$40
	Douglass Industries, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$23	$23		$21
	International Rollforms, Inc {Daily-Prime + 4%}	Revolving line of credit	01/27/14	01/27/16	1	*	7.25%	$0		$17	$17		$18
	JLM Couture Inc. {Daily-Prime + 2.5%}	Revolving line of credit	06/22/10	06/22/16	1	*	5.75%	$0		$11	$11		$9
Administrative and Support Services (5% of the total)	Raritan Building Service Corp {Daily-Prime + 2.25%}	Revolving line of credit	06/30/07	06/30/16	1	*	5.50%	$0		$173	$173		$167
Real Estate and Rental and Leasing (0% of the total)	Concierge Auctions LLC {Daily-Prime + 4.5%}	Revolving line of credit	12/24/15	12/24/16	1	*	7.75%	$0	$0	$0	$0		$0

Total asset-based ($2,164 pledged as collateral under borrowing arrangements)					26	1%	5.82%	$0	$573	$3,750	$3,750		$3,678

Other secured commercial (80% New York, 16% New Jersey, 3% Illinois and 1% all other states)
Retail Trade (90% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	3%	12.00%	$2,073		$8,348	$8,348		$8,348
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0	$704	$704	$704		$706
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$494	$494		$493
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$336	$336		$333
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$287	$287		$285
	Don Marto Minimarket Corp	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0	$250	$220	$220		$218
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%	$0		$147	$147		$145
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$77	$77		$76
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$101	$90		$51
	Fresco Bagels & Supermarket In &	Term Loan	08/13/14	02/13/21	1	*	9.00%	$0		$370	$370	-$	3
	324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1	*	9.00%	$0		$393	$348	-$	4
Accommodation and Food Services (5% of the total)	El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$297	$297		$294
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$197	$197		$196
	El Tropico Family Rest II LLC &	Term Loan	11/29/05	03/16/16	1	*	6.75%	$0		$292	$227		$125
Transportation and Warehousing (3% of the total)	Patriot Trans Inc &	Term Loan	09/19/14	02/05/20	1	*	4.00%	$0		$202	$202		$203
	Tehran Properties Inc	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0	$120	$99	$99		$100
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0	$100	$92	$92		$93

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%	$0		$7	$7	$6
Health Care and Social Assistance (1% of the total)	Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$80	$80	$81

Total Other Commercial Loans					19	4%	10.68%	$2,073	$1,174	$12,743	$12,622	$11,746

Total commercial loans ($2,164 pledged as collateral under borrowing arrangements) (2)					78	29%	12.80%	$4,878	$27,097	$84,342	$84,221	$81,895

Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	55%	13.17%	$0			$136,666	$152,166
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	1%	0.00%	$0			$2,832	$2,527
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	2%	0.00%	$0			$789	$4,234
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$631	$631
Professional Sports Team	LAX Group LLC	44.31% of membership interests	05/23/12	None	1	*	0.00%	$0			$355	$355

Investment in Medallion Bank and other controlled subsidiaries, net					5	58%	12.74%	$0	$0		$141,273	$159,913

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0			$326	$1,957
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.64%	$0			$548	$61
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$509
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$472
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Machinery Manufacturer +	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Gift card service & marketing +	Production Services Associates d/b/a American Card Services	5.65% of LLC units	02/17/15	None	1	*	0.00%	$0	$250		$250	$1,179
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common LLC units	12/30/14	12/30/19	1	*	0.00%	$0			$224	$224
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0	$200		$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 3.53% of the outstanding stock	12/31/12 to 7/24/15	7/24/20 to 7/31/20	1	*	0.00%	$0	$50		$50	$50
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0	$300		$300	$300
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0	$135		$135	$135
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0	$500		$500	$500
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0	$0		$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0	$0		$0	$0
Manufacturer Misc	Bluff Holdings, Inc.	Warrant for 1% of the outstanding stock	12/16/13	06/26/22	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					20	2%	0.72%	$0	$1,435		$4,277	$6,859

Investment securities
Investment securities	US Treasury Note AAA		06/30/15	07/15/16	1	4%	0.63%	$0	$10,059	$10,000	$10,059	$10,029
	US Treasury Bill		07/30/15	07/21/16	1	4%	0.33%	$0	$9,936	$10,000	$9,936	$9,972
	US Treasury Bill		09/22/15	09/15/16	1	4%	0.39%	$0	$9,968	$10,000	$9,968	$9,964
	US Treasury Bill		10/30/15	10/13/16	1	7%	0.21%	$0	$19,939	$20,000	$19,939	$19,919

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Investment securities, net					4	18%	0.35%	$0	$49,902	$50,000	$49,902	$49,884

Net Investments ($240,267 pledged as collateral under borrowing arrangements) (3)					806	218%	7.06%	$4,878	$115,892	$445,853	$591,106	$606,959

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $4,878 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 218%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $79,139, $5,896 and $73,243, respectively. The tax cost of investments was $533,716.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2015.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 29% and up to 29% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2015.